UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 21, 2019
Date of Report (Date of earliest event reported)

LIVE CURRENT MEDIA INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29929	88-0346310
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

50 West Liberty Street, Suite 880
Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

(604) 648-0515
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 21, 2019, Live Current Media, Inc. (“Live Current” or the “Company”) entered into an exclusive worldwide distribution agreement for the eBalance microcurrent device for home-use (the “Agreement”) with an arms-length party, Cell MedX Corp. (“CMXC”).

To secure the exclusive worldwide distribution rights, the Company paid CMXC a one-time fee of USD$250,000, upon execution of the letter of intent between the Company and CMXC dated for reference September 10, 2018, the terms of which were extended on December 7, 2018.

Pursuant to the Agreement, in order to maintain its exclusive rights, Live Current must order a minimum of 500 devices by the end of the 14 month period after the date the eBalance device receives 510k clearance from the United States Food and Drug Administration (the “FDA Clearance Date”) plus an additional 1,500 devices (2,000 devices in total) by the end of the 24 month period after the FDA Clearance Date (such 24 month term being the “Initial Term”). Following the Initial Term, the minimum fee payable to CMXC in order to maintain its exclusive rights will be US$100,000 per month. If the Company is not able to meet the minimum order and user fee requirements, the Company will maintain its right to distribute the eBalance device, but those rights will no longer be exclusive.

The Company will earn 20% of the sale price of the eBalance device as determined by CMXC and 50% of all monthly user fees.

The foregoing descriptions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, copy of which is included as an exhibit to this report. A copy of the Company’s news release regarding the above Agreement is attached as an exhibit to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibits are provided with this Current Report:

Exhibit
Number	Description of Exhibit
10.1	Letter of Intent between Live Current Media, Inc. and Cell MedX Corp. dated for reference September 10, 2018(1)
10.2	Extension to Letter of Intent between Live Current Media Inc. and Cell MedX Corp. dated December 7, 2018(2)
10.3	Distribution Agreement between Live Current Media, Inc. and Cell MedX Corp., dated for reference March 21, 2019
99.1	News Release dated March 27, 2019.

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed on September 20, 2018.
(2)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed on December 12, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA, INC.
Date: March 27, 2019
/s/ David M. Jeffs
By:
	Name:	David M. Jeffs
	Title:	Chief Executive Officer